SEGALL BRYANT & HAMILL SMALL CAP VALUE FUND (Ticker Symbol: SBHVX)
Summary Prospectus	November 3, 2015

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and Statement of Additional Information (“SAI”) and other information about the Fund online at www.sbhfunds.com. You may also obtain this information at no cost by calling 1-866-490-4999 or by sending an e-mail request to info@sbhic.com. The Fund's Prospectus and SAI, both dated November 1, 2015, as each may be amended or supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective
The investment objective of the Segall Bryant & Hamill Small Cap Value Fund (the “Fund” or “Small Cap Value Fund”) is to seek long term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None
Redemption fee if redeemed within 90 days of purchase (as a percentage of amount redeemed)	2.00%
Wire fee	$20
Overnight check delivery fee	$25
Retirement account fees (annual maintenance fee)	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		0.95%
Distribution (Rule 12b-1) fees		None
Other expenses		0.89%
Shareholder service fee	0.07%
All other expenses	0.82%
Total annual fund operating expenses		1.84%
Fees waived and/or expenses reimbursed[1]		(0.64%)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses		1.20%

[1]
The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.20% of the average daily net assets of the Fund. This agreement is in effect until October 31, 2016, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$122	$516	$936	$2,106

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 51% of the average value of its portfolio.

Principal Investment Strategies
Under normal circumstances, the Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in equity securities of small-capitalization companies. The Fund will primarily invest in common stock. The Fund considers small-capitalization companies to be companies with capitalization within the range of the capitalization of those companies included in the Russell 2000 Value Index at the time of purchase. Companies whose capitalization no longer meets this definition after purchase may continue to be considered small- capitalization companies. As of June 30, 2015, the market capitalization of companies included in the Russell 2000 Value Index was between $103 million and $4.3 billion. The size of companies in the Russell 2000 Value Index changes with market conditions. In addition, changes to the composition of the Russell 2000 Value Index can change the market capitalization range of companies in the Russell 2000 Value Index and, therefore, the market capitalization range of companies in which the Fund invests. The Russell 2000 Value Index is reconstituted annually, typically on June 30 of each year, to seek to ensure that stocks of larger companies do not distort the performance and characteristics of the Index and that the represented companies continue to reflect value characteristics. The Fund is not limited to the stocks included in the Russell 2000 Value Index.

The investment process used by the Fund’s advisor, Segall Bryant & Hamill (“SBH” or the “Advisor”), is driven by a combination of quantitative analysis (evaluation of financial data), fundamental analysis and experienced judgment. The Advisor seeks to invest in companies the stocks of which the Advisor believes trading below the Advisor’s estimate of their intrinsic values. The Advisor searches for companies it believes are attractively priced relative to historical valuation, peer groups, and the market, concentrating most on cash flow capability over time.

The Advisor generally will sell a security when one or more of the following occurs, among other reasons: (1) the Advisor’s estimate of full valuation is realized; (2) the Fund’s position in a company becomes over-weighted due to appreciation; (3) a more attractive stock is identified (in which case the least attractive stock in the portfolio is sold); (4) there is change in a company’s underlying fundamentals; or (5) the Fund requires cash to meet redemption requests.

Principal Risks of Investing
Risk is inherent in all investing. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.

Market Risk: The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Equity Risk: The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Small-Cap Company Risk: The securities of small-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large-capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Value-Oriented Investment Strategies Risk: Value stocks are those that are believed to be undervalued in comparison to their peers due to adverse business developments or other factors. Value investing is subject to the risk that the market will not recognize a security’s inherent value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. In addition, during some periods (which may be extensive) value stocks generally may be out of favor in the markets. Therefore, the Fund is most suitable for long-term investors who are willing to hold their shares for extended periods of time through market fluctuations and the accompanying changes in share prices.

Management and Strategy Risk: The value of your investment depends on the judgment of the Fund’s advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Fund’s advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the average annual total returns of the Fund compare with the average annual total returns of a broad-based market index. Updated performance information is available at the Fund’s website, www.sbhfunds.com, or by calling the Fund at 1-866-490-4999. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar-Year Total Returns (before taxes)
For each calendar year at NAV

Highest Calendar Quarter Return at NAV	8.37%	Quarter Ended 12/31/2014
Lowest Calendar Quarter Return at NAV	(5.97)%	Quarter Ended 09/30/2014

The year-to-date return for the Fund as of September 30, 2015 was (6.49)%.

Average Annual Total Returns for periods ended December 31, 2014	One Year	Since Inception (July 31, 2013)
Return Before Taxes	6.00%	11.74%
Return After Taxes on Distributions*	4.30%	10.25%
Return After Taxes on Distributions and Sale of Fund Shares*	3.68%	8.44%
Russell 2000 Value Index (does not reflect deduction for fees, expenses or taxes)	4.22%	10.46%

*
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Advisor
Segall Bryant & Hamill

Portfolio Managers
Mark T. Dickherber, CFA, CPA, portfolio manager and senior equity analyst of SBH, has been the portfolio manager of the Fund since its inception in July 2013.

Shaun P. Nicholson, Senior Equity Analyst of SBH, has been the assistant portfolio manager of the Fund since its inception in July 2013.

Purchase and Sale of Fund Shares
To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Direct Regular Accounts	$2,500	$500
Direct Retirement Accounts	$2,500	$500
Automatic Investment Plan	$2,500	$100
Gift Account For Minors	$2,500	$500

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.

Tax Information
The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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